UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)       November 15, 2006
                                                 -------------------------------

                                   DeVry Inc.
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             (Exact name of registrant as specified in its charter)


          DELAWARE                  1-13988                 36-3150143
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(State or other jurisdiction      (Commission             (IRS Employer
      of incorporation)           File Number)           Identification No.)


    ONE TOWER LANE, OAKBROOK TERRACE, IL                    60181
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  (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code       (630) 571-7700
                                                   -----------------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2 (b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


Total number of pages: 6


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


                                   DEVRY INC.
                                 FORM 8-K INDEX


                                                                      Page No.


Item 8.01 - Other Events                                                 3

Signatures                                                               3

Exhibit Index                                                            4


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


Item 8.01 - Other Events

On November 15, 2006, DeVry Inc. issued a press release announcing that its board of directors had adopted a dividend policy, declared its first dividend and approved a stock repurchase program. The full text of that press release is included in Exhibit 99.1 in this Form 8-K.



Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                       DEVRY INC.
                                                     -------------
                                                     (REGISTRANT)


Date: November 15, 2006                              /s/ Ronald L. Taylor
                                                     --------------------
                                                     Ronald L. Taylor
                                                     Chief Executive Officer




Date: November 15, 2006                              /s/ Richard M. Gunst
                                                     --------------------
                                                     Richard M. Gunst
                                                     Senior Vice President,
                                                     Chief Financial Officer
                                                     And Treasurer


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


                                  EXHIBIT INDEX

Exhibit                                                            Sequentially
Number                             Description                     Numbered Page
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99.1         Press release dated November 15, 2006, announcing
             that the Company's board of directors had adopted a
             dividend policy, declared its first dividend and
             approved a stock repurchase program.                       5-6


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